UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  January 4, 2011

China Clean Energy Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53773	87-0700927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jiangyin Industrial Zone, Jiangyin Town Fuqing City, Fujian Province People’s Republic of China	350309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 235-0258

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

January 4, 2011 Appointment of Director

On January 4, 2011, the Board of Directors (the “Board”) of China Clean Energy Inc. (the “Company”) increased the size of the Board from three members to four members, as permitted by the Company’s Bylaws, and formed an audit committee, a compensation committee and nominating and corporate governance committee. The Board also appointed A. Carl Mudd as a director of the Company, as the chairman of the audit committee, as a member of the compensation committee and as a member of the nominating and corporate governance committee, each effective as of January 4, 2011.  The Board has determined that Mr. Mudd qualifies as an “independent director” as defined by Section 803A(2) of the NYSE Amex Rules and as an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

Pursuant to an Offer of Board Position dated January 4, 2011, the Company has agreed to pay Mr. Mudd an annual retainer of $20,000 for his service as a director, an annual retainer of $5,000 for his service as chairman of the audit committee, a fee of $1,000 per day of meetings, day of travel to or from meetings, and conference call meetings attended and an aggregate fee of $5,000 for one series of meetings to be held annually in the PRC.  The Company has also agreed to grant Mr. Mudd an option to purchase 150,000 shares of the Company’s common stock.  On January 4, 2011, the Company also entered into an Indemnification Agreement with Mr. Mudd.  Under the terms of the Indemnification Agreement, the Company has agreed to indemnify Mr. Mudd against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by him in connection with any proceeding if he acted in good faith and in the best interests of the Company.  These brief descriptions of the terms of the Offer of Board Position to Mr. Mudd and the Indemnification Agreement are qualified by reference to the provisions of the agreements.  The Offer of Board Position to Mr. Mudd is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The Form of Indemnification Agreement entered into with Mr. Mudd is attached hereto as Exhibit 10.2 and incorporated herein by reference.

There are no other arrangements or understandings between Mr. Mudd and any other persons pursuant to which he was selected as a director. There are no current or proposed transactions between the Company and Mr. Mudd or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

A copy of the Company’s press release announcing the appointment of Mr. Mudd is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Adoption of Long-Term Incentive Plan

On January 4, 2011, the Board adopted the China Clean Energy Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) and the forms of award agreements for nonqualified stock option awards, incentive stock option awards and restricted stock awards to be granted under the Plan.  The Company’s outside directors and employees, including the Company’s principal executive officer, principal financial officer and other named executive officers, are all eligible to participate in the 2011 Plan.  The 2011 Plan allows for the granting of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem to employees and outside directors of the Company, and upon such terms as determined by the Board. Subject to certain adjustments, the maximum number of shares of the Company’s Original Common Stock that may be delivered pursuant to awards under the 2011 Plan is 2,700,000 shares.

A copy of each of the 2011 Plan, the Form of Incentive Stock Option Agreement, the Form of Nonqualified Stock Option Agreement and the Form of Restricted Stock Award Agreement (collectively, the “Plan Documents”) is filed as Exhibit 10.3, 10.4, 10.5 and 10.6, respectively, hereto and incorporated herein by reference. You are encouraged to read the Plan Documents for a more complete understanding of their terms, and the foregoing descriptions are qualified in their entirety by reference to the full text of the Plan Documents.

January 7, 2011 Resignation of Director

On January 7, 2011, Ri-wen Xue notified the Company of his resignation as a director of the Company, effective on such date.  The purpose of Mr. Xue’s resignation is to allow the Company to establish an independent board, and is not due to any disagreement with the Company or its management regarding any matter relating to the Company’s operations, policies or practices. Mr. Xue will continue to serve as the Company’s Chief Operating Officer.

January 7, 2011 Appointment of Directors

On January 7, 2011, the Board increased the size of the Board from four members to five members. The Board also appointed Constantine Konstans and Yu Lin as directors of the Company, appointed Dr. Konstans as the chairman of the nominating and corporate governance committee, as the chairman of the compensation committee and as a member of the audit committee and appointed Mr. Lin as a member of all three committees, each effective as of January 7, 2011.  The Board has determined that Dr. Konstans and Mr. Lin qualify as “independent directors” as defined by Section 803A(2) of the NYSE Amex Rules.

Pursuant to an Offer of Board Position dated January 7, 2011, the Company has agreed to pay Dr. Konstans an annual retainer of $20,000 for his service as a director, an annual retainer of $5,000 in the aggregate for his service as chairman of the nominating and corporate governance committee and chairman of the compensation committee, a fee of $1,000 per day of meetings, day of travel to or from meetings, and conference call meetings attended and an aggregate fee of $5,000 for one series of meetings to be held annually in the PRC.  The Company has also agreed to grant Dr. Konstans an option to purchase 120,000 shares of the Company’s common stock.

Pursuant to an Offer of Board Position dated January 7, 2011, the Company has agreed to pay Mr. Lin an annual retainer of 30,000 Chinese Renminbi for his service as a director.  The Company has also agreed to grant Mr. Lin an option to purchase 30,000 shares of the Company’s common stock.

On January 7, 2011, the Company also entered into an Indemnification Agreement with each of Dr. Konstans and Mr. Lin.  Under the terms of the Indemnification Agreements, the Company has agreed to indemnify each of Dr. Konstans and Mr. Lin against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by him in connection with any proceeding if he acted in good faith and in the best interests of the Company.  These brief descriptions of the terms of the Offer of Board Position to each of Dr. Konstans and Mr. Lin and the Indemnification Agreement with each of Dr. Konstans and Mr. Lin are qualified by reference to the provisions of the agreements.  The Offer of Board Position to each of Dr. Konstans and Mr. Lin are attached hereto as Exhibits 10.7 and 10.8, respectively, and incorporated herein by reference.  The Form of Indemnification Agreement entered into with each of Dr. Konstans and Mr. Lin is attached hereto as Exhibit 10.2 and incorporated herein by reference.

There are no other arrangements or understandings between Dr. Konstans and any other persons pursuant to which he was selected as a director. There are no current or proposed transactions between the Company and Dr. Konstans or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.  There are no other arrangements or understandings between Mr. Lin and any other persons pursuant to which he was selected as a director. There are no current or proposed transactions between the Company and Mr. Lin or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Offer of Board Position, dated January 4, 2011, by and between A. Carl Mudd and China Clean Energy Inc.
10.2	Form of Indemnification Agreement.
10.3	China Clean Energy Inc. 2011 Long-Term Incentive Plan.
10.4	Form of Incentive Stock Option Agreement for the China Clean Energy Inc. 2011 Long-Term Incentive Plan.
10.5	Form of Nonqualified Stock Option Agreement for the China Clean Energy Inc. 2011 Long-Term Incentive Plan.
10.6	Form of Restricted Stock Award Agreement for the China Clean Energy Inc. 2011 Long-Term Incentive Plan.
10.7	Offer of Board Position, dated January 7, 2011, by and between Constantine Konstans and China Clean Energy Inc.
10.8	Offer of Board Position, dated January 7, 2011, by and between Yu Lin and China Clean Energy Inc.
99.1	Press Release dated January 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CLEAN ENERGY INC.

Dated: January 10, 2011	By:	/s/ William Chen
		Name:	William Chen
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer of Board Position, dated January 4, 2011, by and between A. Carl Mudd and China Clean Energy Inc.
10.2	Form of Indemnification Agreement.
10.3	China Clean Energy Inc. 2011 Long-Term Incentive Plan.
10.4	Form of Incentive Stock Option Agreement for the China Clean Energy Inc. 2011 Long-Term Incentive Plan.
10.5	Form of Nonqualified Stock Option Agreement for the China Clean Energy Inc. 2011 Long-Term Incentive Plan.
10.6	Form of Restricted Stock Award Agreement for the China Clean Energy Inc. 2011 Long-Term Incentive Plan.
10.7	Offer of Board Position, dated January 7, 2011, by and between Constantine Konstans and China Clean Energy Inc.
10.8	Offer of Board Position, dated January 7, 2011, by and between Yu Lin and China Clean Energy Inc.
99.1	Press Release dated January 5, 2011.